Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nature’s Sunshine Products, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph W. Baty, Executive Vice President, Co-Chief Financial Officer and Co-Treasurer of the Company, certify, pursuant to 18.U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)                   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2016	/s/ Joseph W. Baty
Joseph W. Baty
Executive Vice President, Co-Chief Financial Officer and Co-Treasurer